DEDICATED TO VALUE CREATION, COMMITTED TO OUR OPERATOR ROOTS REITWorld 2018 Annual Convention November 7 - 9, 2018

POSITIONED TO PERFORM Our operational expertise and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to our shareholders while promoting a high quality of care. November 7 - 9, 2018 REITWorld 2

WE’VE BEEN OPPORTUNISTICALLY EXECUTING OUR STRATEGY AND IT SHOWS STRONG BALANCE SHEET SCALE Investment Grade1: BBB- / BBB- / Ba1 $7.7B Enterprise Value3 5.50x (5.94x with JV Debt) Leverage2 693 Properties / Investments in 44 States and Canada4 CONSISTENT GROWTH DIVERSIFIED PORTFOLIO 6% Normalized AFFO per Share CAGR Since 20115 Top 3 Relationships = 25% of Pro Forma Annualized Cash NOI2 124% Total Shareholder Return Since 20106 Top 5 Relationships = 38% of Pro Forma Annualized Cash NOI2 (1) Ratings are for the Company’s unsecured notes. (2) Pro forma as of 9/30/2018, assumes that the remaining CCP rent reductions and the full $19.0 million Genesis rent reduction were completed as of the beginning of the period presented. (3) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 11/5/2018. (4) As of 9/30/2018. Includes investment in properties held in an unconsolidated joint venture. (5) As of 9/30/2018. (6) As of 11/5/2018. November 7 - 9, 2018 REITWorld 3

STRATEGY “THE STRONGER SABRA YOU SEE TODAY IS THE PRODUCT OF CREATIVE AND TIMELY EXECUTION OF OUR STRATEGY.” – Rick Matros, Chief Executive Officer November 7 - 9, 2018 REITWorld 4

STRATEGY BUILDING A BETTER REIT Investment . Invest in high-quality, strong-performing senior housing and SNF portfolios . Increase relationship diversification . Grow private-pay through investments in high-quality managed senior housing . Develop purpose-built senior housing Finance . Maintain a fortress balance sheet . Employ a conservative dividend policy Operations . Advance the quality of care in our facilities through our operational expertise . Drive operational efficiencies . Provide industry-leading business intelligence tools November 7 - 9, 2018 REITWorld 5

STRATEGY WHO WE ARE NOW IS WHO WE'VE ALWAYS BEEN— FOCUSED, OPPORTUNISTIC AND FORWARD-THINKING 2010 VS 2018 ENTERPRISE VALUE 1 INVESTMENTS 2 RELATIONSHIPS 2 $773.3M vs $7.7B 86 vs 693 1 vs 73 (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 11/5/2018. (2) As of 9/30/2018. Includes investments in properties held in an unconsolidated joint venture. November 7 - 9, 2018 REITWorld 6

STRATEGY IN ACTION “WHEN IT COMES TO EXECUTING OUR STRATEGY, WE DO WHAT WE SAY WE ARE GOING TO DO.” – Talya Nevo-Hacohen, Chief Investment Officer November 7 - 9, 2018 REITWorld 7

STRATEGY IN ACTION GENESIS SALES ROADMAP LEASED ANNUAL CASH REMAINING RENT AS A % OF 1 (dollars in millions) FACILITIES RENT PRO FORMA NOI Current Status2 24 $ 30.4 5.3% Expected Sales by Q1 2019 (16) (9.6) (under purchase contract) Post Sales Status3 8 $ 20.8 3.7% ESTIMATED PROCEEDS FROM SALE OF 16 FACILITIES: $109.0 MILLION TOTAL PROCEEDS RECEIVED FROM SALE OF 52 FACILITIES(2): $359.2 MILLION (1) Net of $19 million rent cut provided effective January 1, 2018. (2) Reflects facilities sold subsequent to 9/30/2018. (3) Post sale annual cash rents include $10.4 million of residual rents per year for the following 4.28 years as provided for in our agreement with Genesis. Excluding residual rents, the remaining annual cash rents are $10.4 million and represent 1.8% of NOI. November 7 - 9, 2018 REITWorld 8

STRATEGY IN ACTION CREATING OPERATING EFFICIENCIES PROPRIETARY INFORMATION TECHNOLOGY SYSTEM . Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. . Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. November 7 - 9, 2018 REITWorld 9

INVESTMENT THESIS “WE HAVE THE SKILLS AND ACCESS TO CAPITAL TO TAKE ON DEALS OF ANY SIZE, BUT MORE IMPORTANT, WE ARE NOT AFRAID TO STEP OUTSIDE THE PROVERBIAL BOX. WE CREATIVELY SOURCE, STRUCTURE AND FINANCE DEALS.” – Talya Nevo-Hacohen, Chief Investment Officer November 7 - 9, 2018 REITWorld 10

INVESTMENT THESIS FOCUSED STRATEGY, CREATIVE EXECUTION, CONSISTENT GROWTH Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Partner Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. November 7 - 9, 2018 REITWorld 11

PORTFOLIO “WE CONTINUE TO REFINE OUR PORTFOLIO TO SUPPORT THE CHANGING NEEDS OF PATIENTS. THE REAL ESTATE IS IMPORTANT, BUT IT'S WHAT GOES ON INSIDE THAT REALLY MATTERS.” – Peter Nyland, Executive Vice President Asset Management November 7 - 9, 2018 REITWorld 12

PORTFOLIO SUPERIOR RETURNS START WITH A STRONG PORTFOLIO SNF/TC SH - Leased SH – Managed2 Hosp/Oth. 83% 86% 92% 89% 693 Investments1 Average Occupancy Percentage 73 39 % Relationships 1 Skilled Mix1 SNF/TC SH - Leased Hosp/Oth. 9 1.30x 1.07x 3.19x Years Wtd. Avg. Remaining Rent Coverage1 Lease Term1 (1) As of 9/30/2018. Includes investment in properties held in an unconsolidated joint venture. (2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio is 82% as of 9/30/2018. November 7 - 9, 2018 REITWorld 13

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 28 $276M EXPECTED REAL EXPECTED INITIAL CASH ESTATE VALUE 1 YIELD ON RENTS $508M 7.1% (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 9/30/2018. November 7 - 9, 2018 REITWorld 14

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing Leased 15% Asset Mix Senior Housing We’ve improved the quality Managed and diversity of our 10% portfolio through opportunistic dispositions Specialty Hospitals and accretive investments. and Other 8% Skilled Nursing / Interest and Other Transitional Care Income 65% 2% Based on Pro Forma Annualized Cash NOI as of 9/30/2018 and reflects the Senior Care Centers portfolio at the historical annual lease rate of $58.5 million as the leases for these assets were terminated in August 2018 due to non-payment. Senior Care Centers is currently operating the facilities on a month-to-month basis. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. November 7 - 9, 2018 REITWorld 15

HIGH QUALITY OF CARE STRONG PERFORMANCE November 7 - 9, 2018 REITWorld 16

OPERATORS “SABRA PROVIDES MORE THAN JUST CAPITAL; IT IS A PARTNER IN OUR SUCCESS BY PROVIDING INDUSTRY METRIC INTELLIGENCE, PURCHASING LEVERAGE AND AN IMPORTANT HEALTH CARE PERSPECTIVE.” – Stephen Silver, Managing Member, Cadia Healthcare November 7 - 9, 2018 REITWorld 17

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Partner With Operators Who Are: . Highly engaged . Nimble . Regional experts . In markets with favorable demographics . Well positioned for the future of health care delivery November 7 - 9, 2018 REITWorld 18

OPERATORS WE OFFER MORE THAN JUST CAPITAL; WE ARE A PARTNER IN OUR OPERATORS’ SUCCESS We Improve Operating Efficiencies: We Invest in Our Mutual Success: . Share best practices . Redevelopment . Facilitate group purchasing . Expansion . Share operational expertise . Strategic development . Provide industry-leading analytics . Flexible equity and debt capital solutions November 7 - 9, 2018 REITWorld 19

OPERATORS

"SABRA UNDERSTANDS THE CHALLENGES OF OPERATING FACILITIES AND SHOWED IT BY PROVIDING DINNER TO OUR TEAM MEMBERS IMPACTED BY HURRICANE FLORENCE…THIS GESTURE REINFORCED THE MESSAGE THAT THIS IS A GREAT, NEW PARTNERSHIP AND THAT SABRA APPRECIATES OUR TEAM MEMBERS."

- Jack R. Callison, Jr., Chief Executive Officer
  Enlivant



SABRA November 7 - 9, 2018 | REITWorld | 20

OPERATORS DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS November 7 - 9, 2018 REITWorld 21

OPERATORS DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE Relationship Concentration Senior Care Centers 10% Enlivant By diversifying our tenant 8% concentration, we’ve curated a portfolio Avamere Family of equipped to perform in Companies 7% today’s dynamic health care market. Signature Healthcare 6% Other 63% Holiday AL Holdings LP 6% Based on Pro Forma Annualized Cash NOI as of 9/30/2018 and reflects the Senior Care Centers portfolio at the historical annual lease rate of $58.5 million as the leases for these assets were terminated in August 2018 due to non-payment. Senior Care Centers is currently operating the facilities on a month-to-month basis. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. November 7 - 9, 2018 REITWorld 22

LEADERSHIP “WHEN WE PUT OUR MINDS TO SOMETHING, WE GET IT DONE.” – Rick Matros, Chief Executive Officer November 7 - 9, 2018 REITWorld 23

OUR CARE-DRIVEN APPROACH IS AS UNIQUE AS OUR LEADERSHIP TEAM . Entrepreneurial . Operational expertise Harold Andrews, Jr. Chief Financial Officer . Fresh thinking Rick Matros Chairman of the Board and Chief Executive Officer . Lean organizational structure Talya Nevo-Hacohen Chief Investment Officer November 7 - 9, 2018 REITWorld 24

PERFORMANCE “WE CONSISTENTLY DELIVER VALUE TO OUR STOCKHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” – Harold Andrews, Jr., Chief Financial Officer November 7 - 9, 2018 REITWorld 25

PERFORMANCE SUPERB EXECUTION OF A CONSISTENT STRATEGY FUELS LONG-TERM GROWTH 200% Total Shareholder Return 150% as of 11/5/2018 100% 124% Sabra 50% 90% 0% Healthcare REIT Composite1 -50% 92% SNL U.S. Healthcare REIT Equity -100% Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 SBRA SNL U.S. Healthcare REIT Equity Healthcare REIT Composite (1) Healthcare REIT Composite is comprised of CTRE, WELL, HCP, LTC, MPW, NHI, OHI, SNH and VTR. November 7 - 9, 2018 REITWorld 26

PERFORMANCE FORTIFIED BALANCE SHEET WITH LOW LEVERAGE AND ENHANCED LIQUIDITY . Investment-grade balance sheet1: BBB- / BBB- / Ba1 . Primarily fixed rate (76.7%), unsecured borrowings2,3 . Cost of permanent debt is 4.22%4 . Well-laddered maturity schedule . More than $400 million of available liquidity2 (1) Ratings are for the Company’s unsecured notes. (2) As of 9/30/2018. (3) Includes variable rate debt swapped to fixed and excludes borrowing under our revolving credit facility. Total debt includes our share of the unconsolidated joint venture debt. (4) Cost of permanent debt as of 9/30/2018 includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.51% as of 9/30/2018. November 7 - 9, 2018 REITWorld 27

PERFORMANCE BALANCED CAPITAL STRUCTURE Capital Structure1 Common Equity Value Our diverse menu of capital 52% options ensures that we have ready access to low- cost capital to fund our Unsecured Debt growth. 40% ENTERPRISE VALUE Our Credit Facility which includes a $1.0 billion Revolving Credit Facility $7.7B (with $381.0 million available as of 9/30/2018) contains an accordion feature that can increase the total available borrowings to $2.5 billion (up from $2.1 billion plus CAD Secured Debt $125.0 million today). 8% (1) As of 9/30/2018. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 178.3 million shares and Sabra’s closing price of $22.33 as of 11/5/2018. November 7 - 9, 2018 REITWorld 28

PERFORMANCE

STRONG INVESTMENT GRADE CREDIT METRICS

	SABRA PRO FORMA 3Q18 [1]	INVESTMENT GRADE PEERS MEDIAN [2]
Net Debt to Adjusted EBITDA	5.50x[3]	5.75x
Net Debt to Adjusted EBITDA – Incl. Unconsolidated Joint Venture	5.94x[3]	5.94x
Interest Coverage Ratio	4.18x	4.47x
Debt as a % of Asset Value	50%	44%
Secured Debt as a % of Asset Value	8%	3%

(1) Pro forma as of 9/30/2018, assuming that the remaining CCP rent reductions and the full $19.0 million Genesis rent reduction were completed as of the beginning of the period presented.
(2) Investment Grade Peers consists of HCP, WELL, VTR and OHI. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra's metrics.
(3) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See "Reconciliations of Non-GAAP Financial Measures" on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information.

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PERFORMANCE FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE1 (dollars in millions) $1,600 $1,152 $1,400 381 $1,200 $1,007 $1,000 619 $800 $586 $600 13 81 20 997 5 $400 $274 $208 2 $211 500 $194 500 70 $200 $103 3 104 200 200 $11 189 $1 103 100 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ Unsecured Bonds Mortgage Debt / Secured Debt Term Loans4 Sabra's Share of Unconsolidated JV Debt Line of Credit Available Line of Credit (1) As of 9/30/2018. (2) $500 million of 5.5% unsecured bonds due 2021 are currently redeemable. (3) $200 million of 5.375% unsecured bonds due 2023 are currently redeemable. (4) Term loans are pre-payable at par. November 7 - 9, 2018 REITWorld 30

PERFORMANCE

ATTRACTIVE RELATIVE VALUATION

2019 FFO Multiples[1]


22.0x
16.5x
11.0x
5.5x
0.0x
8.9x
11.1x
13.1x
13.3x
13.9x
15.4x
15.8x
SBRA
OHI
NHI
CTRE
LTC
Big 2 Average 2
HCP

Dividend Yield


12.0%
9.5%
7.0%
4.5%
2.0%
-0.5%
8.1%
4.5%
5.2%
5.3%
5.3%
5.4%
7.6%
SBRA
CTRE
HCP
Big 2 Average 2
LTC
NHI
OHI

Premium / Discount to Consensus NAV


40.0%
32.0%
24.0%
16.0%
8.0%
0.0%
16.8%
6.2%
11.1%
15.7%
22.6%
25.8%
37.9%
SBRA
HCP
Big 2 Average 2
NHI
LTC
CTRE
OHI

Portfolio Composition (% Annualized Cash NOI) [3]


100%
80%
60%
40%
20%
0%
10%
65%
25%
5%
83%
12%
86%
14%
64%
36%
1%
59%
40%
33%
6%
61%
3%
30%
67%
SBRA 4
OHI
CTRE
HCP
LTC
Big 2 Average 2
NHI
Senior Housing
Skilled Nursing
Other

Sources: SNL Financial and FactSet as of 11/5/2018, unless otherwise noted.
(1) 2019 FFO multiple is calculated as stock price as of 11/5/2018 divided by the estimated 2019 FFO per SNL Financial.
(2) Big 2 average consists of WELL and VTR.
(3) Represents latest available concentration for peers from company filings as of 11/6/2018.
(4) Based on Pro Forma Annualized Cash NOI for the quarter ended 9/30/2018 and reflects the Senior Care Centers portfolio at the historical annual lease rate of $58.5 million as the leases for these assets were terminated in August 2018 due to non-payment. Senior Care Centers is currently operating the facilities on a month-to-month basis. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI.

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PERFORMANCE WELL-POSITIONED PORTFOLIO SNF CONCENTRATION 1 TOP FIVE RELATIONSHIP SNF RENT COVERAGE 1,3 CONCENTRATION 1 86% 83% 70% 70% 1.73x 1.64x 65% 55% 59% 1.30x 1.34x 1.28x 38% 39% 30% SBRA 2 NHI LTC OHI CTRE SBRA 2 OHI LTC NHI CTRE SBRA 4 LTC OHI NHI CTRE (1) Represents latest available concentration and coverage for peers as of 11/6/2018. (2) Concentrations are calculated using Pro Forma Annualized Cash NOI as of 9/30/2018 for real estate investments, investments in loans receivable and other investments and reflects the Senior Care Centers portfolio at the historical annual lease rate of $58.5 million as the leases for these assets were terminated in August 2018 due to non-payment. Senior Care Centers is currently operating the facilities on a month-to-month basis. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. (3) Represents SNF coverage for CTRE and LTC; total portfolio coverage for OHI and total portfolio EBITDARM coverage for NHI. (4) See appendix to this presentation for the definition of EBITDAR Coverage. November 7 - 9, 2018 REITWorld 32

APPENDIX November 7 - 9, 2018 REITWorld 33

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as annual revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDAR Coverage. Represents the ratio of EBITDAR to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDAR Coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Pro Forma Annualized Cash NOI.* Pro Forma Annualized Cash NOI for purposes of this presentation is calculated as Annualized Cash NOI for the quarter ended 9/30/2018, and assumes remaining CCP rent reductions were completed as of 9/30/2018. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre-stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) Senior Housing - Managed communities, (ii) facilities held for sale, (iii) facilities being sold pursuant to the Company's CCP portfolio repositioning, (iv) facilities being transitioned to a new operator, (v) facilities being transitioned from leased by the Company to being operated by the Company and (vi) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. November 7 - 9, 2018 REITWorld 34

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding our planned and pending sales of Genesis facilities (including the expected proceeds from, and timing of, sales) and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors— many of which are out of the Company’s control and difficult to forecast— that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on the operating success of our tenants; operational risks with respect to our Senior Housing - Managed communities (as defined below); the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the anticipated benefits of our merger with Care Capital Properties, Inc. (“CCP”) may not be realized; the anticipated and unanticipated costs, fees, expenses and liabilities related to our merger with CCP; our ability to implement the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP on the timing or terms we have previously disclosed; our ability to dispose of facilities currently leased to Genesis Healthcare, Inc. (“Genesis”) and Senior Care Centers on the timing or terms we have previously disclosed; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant Joint Venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel or other employees; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and anti-takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDAR coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. November 7 - 9, 2018 REITWorld 35